UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 17, 2009

HICKS ACQUISITION COMPANY I, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		20-8521842
(State or other jurisdiction of	001-33704	(I.R.S. Employer
incorporation)	(Commission File Number)	Identification Number)

100 Crescent Court, Suite 1200 Dallas, TX
(Address of principal		75201
executive offices)		(Zip code)
(214) 615-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K DOES NOT MODIFY OR UPDATE ANY DISCLOSURE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS DATED SEPTEMBER 14, 2009 (THE “DEFINITIVE PROXY STATEMENT/PROSPECTUS”), EXCEPT FOR THE INFORMATION CONTAINED HEREIN, WHICH SUPERSEDES THE RELATED DISCLOSURE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY.

Item 1.01	Entry into a Material Definitive Agreement.
Limited Waiver of Condition to Acquisition Agreement
     On September 22, 2009, Hicks Acquisition Company I, Inc., a Delaware corporation (the “Company”), announced that Resolute Energy Corporation (“Resolute”) and its affiliates that are a party to that certain Purchase and IPO Reorganization Agreement, dated as of August 2, 2009, by and among the Company, Resolute, Resolute Holdings Sub, LLC, Resolute Subsidiary Corporation, a wholly-owned subsidiary of Resolute, Resolute Aneth, LLC, Resolute Holdings, LLC, and HH-HACI, L.P., as amended by that certain Letter Agreement dated as of September 9, 2009 (the “Acquisition Agreement”), pursuant to which the Company’s stockholders will acquire a majority of the outstanding shares of capital stock of Resolute (collectively, the “Acquisition”), have granted a limited waiver to the closing condition to their obligation to consummate the Acquisition stated in Section 7.3(e) of the Acquisition Agreement, but only to the extent that the Acquisition Consideration (defined therein) is not less than $240,000,000. To the extent the amount actually paid by the Company to Resolute is less than the originally contemplated $275 million, Resolute will still fully repay its Second Lien Credit Facility; however, Resolute’s repayment of the part of its outstanding indebtedness on its First Lien Credit Facility will be reduced, resulting in greater outstanding indebtedness immediately following the consummation of Acquisition. The waiver attached hereto as Exhibit 10.1 is incorporated herein by reference. The foregoing description of the waiver and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such document.
Stock Purchase Agreements
     On September 22, 2009, the Company also announced that it has entered into agreements to purchase shares of the Company’s common stock issued in its initial public offering (“Public Shares”) in privately negotiated transactions (the “Purchase Agreements”). As of September 22, 2009, the Company has entered into Purchase Agreements to purchase an aggregate of 7,503,133 Public Shares at prices ranging from $9.76 to 9.78 per share from stockholders who otherwise intended to vote against the Acquisition. It is possible that additional Purchase Agreements may be entered into by the Company. The purchases of Public Shares pursuant to the Purchase Agreements will take place concurrently with or following the closing of the Acquisition and the purchases will be paid for with funds that will be released from the Company’s trust account upon consummation of the Acquisition. Any additional purchases entered into by the Company may be entered into at a purchase price slightly higher than the per share conversion price at the time of the Acquisition.
     Pursuant to the Purchase Agreements, the sellers have agreed to have their Public Shares voted in favor of each of the stockholder proposals set forth in the definitive proxy statement/prospectus, dated September 14, 2009, filed with the Securities and Exchange Commission on September 15, 2009, and as supplemented on September 22, 2009 (the “Definitive Proxy Statement/Prospectus”).
     Such purchases, if made, would increase the likelihood that holders of a majority of the shares of the Company’s common stock will vote in favor of the Acquisition and that holders of less than 30% of Public Shares vote against the Acquisition and seek conversion of their Public Shares into cash in accordance with the Company’s charter.
     The Purchase Agreements attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 are incorporated herein by reference. The foregoing description of the Purchase Agreements and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such documents.

Victory Park Agreement
     On September 22, 2009, the Company also announced it has entered into an agreement (the “Victory Agreement”) with Victory Park Capital Advisors, LLC (“Victory Park”), pursuant to which funds managed by Victory Park or other purchasers acceptable to Victory Park and the Company may purchase up to an aggregate of 4.5 million shares of the Company’s common stock from third parties prior to the Company’s special meeting of stockholders. Victory Park is not an affiliate of any of the Company, its officers and directors and/or their respective affiliates, or Resolute, or its officers and directors and/or their respective affiliates. It is anticipated that Victory Park will effect purchases of Public Shares through independent, privately negotiated transactions with third parties who are institutions or other sophisticated investors that have voted against or indicated an intention to vote against the Acquisition and exercise their conversion rights.
     Pursuant to the Victory Agreement, the Company will pay Victory Park a fee of 1.0% of the value of all shares of the Company’s common stock purchased by Victory Park from third parties. All shares purchased as a result of this Victory Agreement will be voted in favor of each of the stockholder proposals to be presented at the Company’s special meeting of stockholders, which proposals are set forth in the Definitive Proxy Statement/Prospectus. In connection with each purchase of Public Shares by Victory Park pursuant to the Victory Agreement, Victory Park and the Company will enter into a stock purchase agreement (each, a “Victory Purchase Agreement”), pursuant to which the Company will agree to purchase such Public Shares from Victory Park at a price equal to the aggregate purchase price paid by Victory Park for such shares plus the 1.0% fee described above. No funds other than those payable to Victory Park may be released from the trust account containing the net proceeds of the Company’s initial public offering following the consummation of the Acquisition until the Company has paid Victory Park pursuant to the Victory Purchase Agreements in full except to converting stockholders. Such purchases, if made, would increase the likelihood that holders of a majority of the shares of the Company’s common stock will vote in favor of the Acquisition and that holders of less than 30% of Public Shares vote against the Acquisition and seek conversion of their Public Shares into cash in accordance with the Company’s charter.
     The Victory Agreement and form of Victory Purchase Agreement attached hereto as Exhibits 10.9 and 10.10, respectively, are incorporated herein by reference. The foregoing description of the Victory Agreement, Victory Purchase Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such documents.
     Based on the number of Public Shares currently subject to Purchase Agreements and assuming Victory Park purchases all 4.5 million public shares subject to the Victory Agreement and such shares are subsequently purchased by the Company pursuant to Victory Purchase Agreements, immediately following the consummation of the Acquisition, holders of the Company’s common stock would own approximately 82.7% of the outstanding shares of Resolute common stock assuming that no holders of Public Shares elect to convert their shares into a portion of the Company’s trust account or approximately 76.1% assuming that holders of 30% less one share of the Public Shares elect to convert their shares into a portion of the Company’s trust account, in each case without taking into effect any outstanding warrants to purchase Resolute common stock, including any warrants to be received in the Acquisition by holders of warrants issued in the Company’s initial public offering (“Public Warrants”) who elect to receive Resolute warrants in the Acquisition.

Item 8.01	Other Events.
     On September 22, 2009, the Company also announced that it intends to convene and then adjourn, without conducting any business, its special meeting of warrantholders and special meeting of stockholders until Friday, September 25, 2009, at 8:30 a.m. Central Daylight time and 9:00 a.m. Central Daylight time, respectively, in order to give the Company warrantholders and stockholders additional time consider supplemental proxy materials and to vote on the proposals to be considered at the special meetings. Both special meetings will still be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, 39th Floor, Dallas, Texas 75201.
     In connection with the Acquisition, on September 17, 2009, Resolute Aneth, LLC, Resolute Holdings Sub, LLC and certain of its subsidiaries and the lenders under the Aneth’s First Lien Credit Facility entered into a Sixth Amendment of the First Lien Credit Facility (the “Sixth Amendment”), to be effective at the closing of the Acquisition, pursuant to which, among other things, (i) the lenders under such facility consent to the Acquisition and (ii) applicable terms of the First Lien Credit Facility are revised to reflect the public company status of the borrower group. As a condition to the Sixth Amendment, Resolute and the Company must become guarantors under the facility and pledge all of their assets to secure the loans contemplated thereby; provided, however that the amount in the Company’s trust account established in connection with the Company initial public offering will not be subject to such pledge. The Sixth Amendment attached hereto as Exhibit 10.11 is incorporated herein by reference. The foregoing description of the Sixth Amendment and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such document.
     On September 22, 2009, the Company issued a press release with respect to its execution of the Victory Agreement and the Purchase Agreements, the adjournment of the special meetings and the waiver of a closing condition by Resolute with respect to the Acquisition Agreement. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
     As a result of the execution of the Purchase Agreements and Victory Agreement, the Company provides the following updated information regarding the beneficial ownership of certain holders of securities of the Company and Resolute, including updated pro forma information after the closing of the Acquisition, assuming the transactions contemplated by the Victory Agreement and the Purchase Agreements have been consummated:
BENEFICIAL OWNERSHIP OF SECURITIES
     The following table and accompanying footnotes set forth as of September 22, 2009, with respect to Resolute Holdings Sub, LLC (“Seller”) and the Company (“HACI”), and pro forma after closing of the Acquisition with respect to Resolute (assuming either maximum or minimum conversion by HACI stockholders of their shares of HACI’s common stock (“HACI Common Stock”) pursuant to conversion rights granted under HACI’s charter), certain information regarding the beneficial ownership of (1) membership interests in Seller, (2) shares of HACI Common Stock, each before the Acquisition, and (3) shares of Resolute’s common stock (“Resolute Common Stock”) after the Acquisition by (i) each member of, or nominee to, the board of directors of such entity, (ii) each of the executive officers of such entity, (iii) all members of the board of directors and the executive officers of such entity, as a group, (iv) the Company’s founder, HH-HACI, L.P., and (v) Seller’s parent, Resolute Holdings, LLC. Except for the Company’s founder and Seller’s parent, the table does not include ownership information of beneficial holders of more than 5% of such entity because the ownership information of such holders after giving effect to the Acquisition is currently unknown.
     Except as otherwise indicated, the holders listed in the table have sole voting and investment powers with respect to the shares or membership interests indicated. Shares or membership interests that an individual or group has a right to acquire within 60 days pursuant to the exercise or redemption of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

				Membership Interest
				in Resolute Sub,	Shares of Resolute Common Stock			Shares of Resolute Common Stock
	Shares of HACI Common			LLC Beneficially	Beneficially Owned After the			Beneficially Owned After the
	Stock Beneficially Owned Prior			Owned Prior to the	Acquisition Assuming Minimum			Acquisition Assuming Maximum
	to the Acquisition			Acquisition	Conversion			Conversion
	Number		Percentage(1)	Percentage(2)	Number		Percentage(3)	Number		Percentage(4)
HH-HACI, L.P.(5)	13,524,000	(6)	19.6%	—	11,002,367	(7)	17.0%	11,002,367	(7)	22.8%
Thomas O. Hicks(8)(14)	13,524,000	(6)	19.6%	—	11,002,367	(7)	17.0%	11,002,367	(7)	22.8%
Joseph B. Armes	—		—	—	—		—	—		—
William H. Cunningham(14)**	69,000	(9)	*	—	32,325	(10)	*	32,325	(10)	*
Thomas O. Hicks, Jr.(14)**	—		—	—	—		—	—		—
William A. Montgomery	69,000	(9)	*	—	32,325	(10)	*	32,325	(10)	*
Brian Mulroney	69,000	(9)	*	—	32,325	(10)	*	32,325	(10)	*
William F. Quinn	69,000	(9)	*	—	32,325	(10)	*	32,325	(10)	*
Robert M. Swartz(14)**	—		—	—	—		—	—		—
All directors and executive officers of HACI as a group (11 persons)	13,800,000		20.0%	—	11,131,667		17.2%	11,131,667		23.0%
Resolute Holdings, LLC(11)(12)	—		—	100%	12,918,333	(13)	20.6%	12,918,333	(13)	28.1%
Nicolas J. Sutton(11)(14)	—		—	—	—		—	—		—
James M. Piccone(11)(14)	—		—	—	—		—	—		—
Richard F. Betz(11)(14)	—		—	—	—		—	—		—

Membership Interest
			in Resolute Sub,	Shares of Resolute Common Stock			Shares of Resolute Common Stock
	Shares of HACI Common		LLC Beneficially	Beneficially Owned After the			Beneficially Owned After the
	Stock Beneficially Owned Prior		Owned Prior to the	Acquisition Assuming Minimum			Acquisition Assuming Maximum
	to the Acquisition		Acquisition	Conversion			Conversion
	Number	Percentage(1)	Percentage(2)	Number		Percentage(3)	Number		Percentage(4)
Dale E. Cantwell(11)(14)	—	—	—	—		—	—		—
Theodore Gazulis(11)(14)	—	—	—	—		—	—		—
Janet W. Pasque(11)(14)	—	—	—	—		—	—		—
Kenneth A. Hersh(11)(14)	—	—	—	—		—	—		—
Richard L. Covington(11)(14)	—	—	—	—		—	—		—
William J. Quinn(11)(14)	—	—	—	—		—	—		—
All directors and executive	—	—	—	—		—	—		—
officers of Resolute as a group (9 persons)
All directors and executive officers of Resolute as a group (13 persons)(14)	—	—	—	64,650	(10)	*	64,650	(10)	*

*	Less than 1%

**	Resolute director nominee

(1)	Based upon 69,000,000 shares of HACI Common Stock outstanding as of September 22, 2009.

(2)	Seller is a limited liability company and does not denominate its membership interest in quantified units.

(3)	Based upon 60,246,867 shares of Resolute Common Stock outstanding as of the closing of the Acquisition, assuming that (i) no HACI Public Shares are properly converted and (ii) 12,003,133 HACI Public Shares are purchased by HACI pursuant to the Purchase Agreements and the Victory Agreement, including all 4,500,000 shares that Victory may purchase pursuant to the Victory Agreement, prior to or concurrent with the Acquisition and which shares will be cancelled in connection with the Acquisition. Includes (i) 200,000 shares of Resolute Common Stock that may be issued pursuant to Retention Bonus Awards and if not, will be retained by Seller and (ii) 3,250,000 Resolute Earnout Shares that are held by HH-HACI, L.P. (the “Sponsor”) and Seller subject to forfeiture unless at any time prior to five years from the closing of the Acquisition, either (x) the closing sale price of the Resolute Common Stock exceeds $15.00 per share for 20 trading days in any 30 trading day period beginning 90 days after the closing of the Acquisition, or (y) a Change in Control Event occurs in which Resolute Common Stock is valued at greater than $15.00 per share. Until forfeited, Resolute Earnout Shares will vote but will not participate in dividends and distributions. Excludes (i) up to 27,600,000 shares of Resolute Common Stock subject to purchase at any time following the closing of the Acquisition upon exercise of Resolute warrants at an exercise price of $13.00 per share for five years from the Acquisition, (ii) 7,000,000 Resolute Sponsors Warrants to purchase Resolute Common Stock at a price of $13.00 per share that will be exercisable upon closing of the Acquisition, (iii) 13,800,000 Resolute Founders Warrants to purchase Resolute Common Stock at a price of $13.00 per share that will be exercisable at any time prior to five years from the closing of the Acquisition in the event that the closing sale price of the Resolute Common Stock exceeds $13.75 per share for 20 trading days in any 30 trading day period beginning 90 days after the closing of the Acquisition, and (iv) up to 2,760,000 shares reserved for issuance under Resolute’s 2009 Performance Incentive Plan.

(4)	Based upon 43,686,867 shares of Resolute Common Stock outstanding as of the closing of the Acquisition, assuming (i) 30% of HACI Public Shares are properly converted and (ii) 12,003,133 HACI Public Shares are purchased by HACI, pursuant to the Purchase Agreements and the Victory Agreement, including all 4,500,000 shares that Victory may purchase pursuant to the Victory Agreement, prior to or concurrent with the Acquisition and which shares will be cancelled in connection with the Acquisition. Includes (i) 200,000 shares of Resolute Common Stock that may be issued pursuant to Retention Bonus Awards and if not, will be retained by Seller and (ii) 3,250,000 Resolute Earnout Shares that are held by the Sponsor and Seller subject to forfeiture, as described in more detail above. Excludes (i) up to 27,600,000 shares of Resolute Common Stock subject to purchase at any time following the closing of the Acquisition upon exercise of Resolute warrants at an exercise price of $13.00 per share for five years from the Acquisition, (ii) 7,000,000 Resolute Sponsors Warrants to purchase Resolute Common Stock at a price of $13.00 per share that will be exercisable upon closing of the Acquisition, (iii) 13,800,000 Resolute Founders Warrants to purchase Resolute Common Stock at a price of $13.00 per share that will be exercisable as described in Note 3 above; and (iv) up to 2,760,000 shares reserved for issuance under Resolute’s 2009 Performance Incentive Plan.

(5)	The address of the holder is 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

(6)	Excludes an aggregate of 20,524,000 warrants to acquire shares of HACI Common Stock, consisting of 13,524,000 Founder Warrants and 7,000,000 Sponsor Warrants, held by the Sponsor, none of which are exercisable within 60 days.

(7)	Includes 1,827,700 Resolute Earnout Shares and 4,666,667 Resolute Sponsors Warrants to purchase Resolute Common Stock at a price of $13.00 per share that will be exercisable upon closing of the Acquisition. Excludes 9,016,000 Resolute Founders Warrants to purchase Resolute Common Stock at a price of $13.00 per share that will be exercisable as described in Note 3 above.

(8)	Thomas O. Hicks is HACI’s Chairman of the Board and the sole member of HH-HACI GP, LLC, the general partner of the Sponsor, and may be considered to have beneficial ownership of the Sponsor’s interests in HACI. Mr. Hicks, or his appointed designee, is expected to be a director of Resolute after the closing of the Acquisition. Mr. Hicks disclaims beneficial ownership of any shares of HACI Common Stock in which he does not have a pecuniary interest. The address of each of the preceding holders is c/o Hicks Holdings LLC, 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

(9)	Excludes the director’s 69,000 Founder Warrants to acquire shares of HACI Common Stock, none of which Founder Warrants are exercisable within 60 days.

(10)	Includes 9,325 Resolute Earnout Shares. Excludes 46,000 Resolute Founders Warrants to purchase Resolute Common Stock at a price of $13.00 per share that will be exercisable as described in Note 3 above.

(11)	Resolute Holdings, LLC has a 100% membership interest in Seller and beneficially owns equity interests in Seller’s subsidiaries. Natural Gas Partners VII, L.P. and NGP-VII Income Co-Investment Opportunities, L.P. (“Co-Invest,” and collectively with Natural Gas Partners, VII, L.P., “Natural Gas Partners”) have an approximately 71% membership interest in Resolute Holdings, LLC, subject to certain adjustments in the future that could decrease such interest. Nicholas J. Sutton, James M. Piccone, Richard F. Betz, Dale E. Cantwell, Theodore Gazulis and Janet W. Pasque collectively have an approximate 26% membership interest in Resolute Holdings, LLC. Certain other employees, and former employees, of Resolute Holdings, LLC and its affiliates collectively own an approximate 3% membership interest in Resolute Holdings, LLC, all of which are subject to certain adjustments in the future that could increase such interests. None of such persons holds more than a 10% membership interest in Resolute Holdings, LLC. In addition, Messrs. Sutton, Piccone, Kenneth A. Hersh, Richard L. Covington and William J. Quinn serve as directors of Resolute Holdings, LLC. G.F.W. Energy VII, L.P. is the sole general partner of Natural Gas Partners VII, L.P. and GFW VII, L.L.C. is the sole general partner of G.F.W. Energy VII, L.P. Natural Gas Partners VII, L.P. owns NGP Income Management, L.L.C., which is the sole general partner of Co-Invest. Upon closing of the Acquisition, G.F.W. Energy VII, L.L.C. may be deemed to beneficially own any Resolute Common Stock, Resolute Earnout Shares, Resolute Founders Warrants and Resolute Sponsors Warrants to be issued in connection with the Acquisition to Seller and that may be attributable to Natural Gas Partners. Upon closing of the Acquisition, Kenneth A. Hersh, who is a member of GFW VII, L.L.C., may also be deemed to share the power to vote, or to direct the vote, and to dispose of, or to direct the disposition of, Resolute Common Stock, Resolute Earnout Shares, Resolute Founders Warrants and Resolute Sponsors Warrants to be issued to Seller in connection with the Acquisition. Mr. Hersh disclaims any beneficial ownership of Resolute Common Stock, Resolute Earnout Shares, Resolute Founders Warrants and Resolute Sponsors Warrants to be issued to Seller in connection with the Acquisition, which he may be deemed to have by virtue of his relationship with GFW VII, L.L.C. Because none of Messrs. Sutton, Piccone, Betz, Cantwell, Gazulis, Hersh, Covington or Quinn, or Ms. Pasque, will have the power to vote, or to direct the vote, or to dispose of, or direct the disposition of the shares of Resolute Common Stock, Resolute Earnout Shares, Resolute Founders Warrants and Resolute Sponsors Warrants to be issued to Seller in connection with the Acquisition, each of such persons disclaims beneficial ownership of such Resolute Common Stock, Resolute Earnout Shares, Resolute Founders Warrants and Resolute Sponsors Warrants. The address of Natural Gas Partners is 125 E. John Carpenter Fwy., Suite 600, Irving, Texas 75062.

(12)	Resolute Common Stock, Resolute Earnout Shares, Resolute Founders Warrants and Resolute Sponsors Warrants will be issued in the Acquisition to Seller, and Seller will distribute all of such securities to Resolute Holdings, LLC, its sole member. Resolute Holdings, LLC will retain the Resolute Common Stock, Resolute Earnout Shares, Resolute Founders Warrants and Resolute Sponsors Warrants, but may, in the discretion of the board of directors of Resolute Holdings, LLC, distribute Resolute Common Stock to members of Resolute Holdings, LLC following the Acquisition pro rata in accordance with their membership interests in Resolute Holdings, LLC.

(13)	Includes (i) 9,200,000 shares of Resolute Common Stock (including 200,000 shares potentially issuable pursuant to employee Retention Bonus Awards), (ii) 2,333,333 Resolute Sponsors Warrants to purchase Resolute Common Stock at a price of $13.00 per share that will be exercisable upon closing of the Acquisition, and (iii) 1,385,000 Resolute Earnout Shares, which are subject to forfeitures as described in Note 3 above. Excludes 4,600,000 Resolute Founders Warrants to purchase Resolute Common Stock at a price of $13.00 per share that will be exercisable as described in Note 3 above. Upon closing of the Acquisition, 200,000 of the shares of Resolute Common Stock that are receivable by Resolute Holdings, LLC may be allocated to Resolute employees in the form of Retention Bonus Awards, subject, in the case of forfeiture by such employees, to reversion to Resolute Holdings, LLC.

(14)	After the Acquisition, Resolute’s executive officers are expected to be Messrs. Sutton, Piccone, Betz, Cantwell, Gazulis and Ms. Pasque, and Resolute’s directors are expected to be Messrs. Sutton, Piccone, Hersh, Covington, William J. Quinn, William H. Cunningham, Robert M. Swartz and Thomas O. Hicks, Jr., who is appointed as the designee of Thomas O. Hicks.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit

10.1*	Waiver, dated as of September 22, 2009, by Resolute Energy Corporation, Resolute Holdings Sub, LLC, Resolute Subsidiary Corporation, Resolute Aneth, LLC, and Resolute Holdings, LLC.

10.2*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Del Mar Master Fund, Ltd.

10.3*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Fir Tree Value Master Fund, LP.

10.4*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Fir Tree SPAC Holdings I, LLC.

10.5*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Fir Tree SPAC Holdings II, LLC.

10.6*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Westchester Capital Management, Inc.

10.7*	Share Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Milton Arbitrage Partners, LLC.

10.8*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Citigroup Global Markets Inc.

10.9*	Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Victory Park Capital Advisors, LLC.

Exhibit
Number	Exhibit

10.10*	Form of Stock Purchase Agreement, by and between Hicks Acquisition Company I, Inc. and Victory Park Credit Opportunities Master Fund, Ltd.

10.11*	Sixth Amendment to Amended and Restated Credit Agreement dated September 17, 2009, between Resolute Aneth, LLC, as Borrower, and Wachovia Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents, Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents and The Lenders Party Thereto.

99.1*	Press Release, dated September 22, 2009.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 22, 2009	Hicks Acquisition Company I, Inc.
	By:	/s/ Joseph B. Armes
Joseph B. Armes
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1*	Waiver, dated as of September 22, 2009, by Resolute Energy Corporation, Resolute Holdings Sub, LLC, Resolute Subsidiary Corporation, Resolute Aneth, LLC, and Resolute Holdings, LLC.

10.2*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Del Mar Master Fund, Ltd.

10.3*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Fir Tree Value Master Fund, LP.

10.4*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Fir Tree SPAC Holdings I, LLC.

10.5*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Fir Tree SPAC Holdings II, LLC.

10.6*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Westchester Capital Management, Inc.

10.7*	Share Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Milton Arbitrage Partners, LLC.

10.8*	Stock Purchase Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Citigroup Global Markets Inc.

10.9*	Agreement, dated as of September 22, 2009, by and between Hicks Acquisition Company I, Inc. and Victory Park Capital Advisors, LLC.

10.10*	Form of Stock Purchase Agreement, by and between Hicks Acquisition Company I, Inc. and Victory Park Credit Opportunities Master Fund, Ltd.

10.11*	Sixth Amendment to Amended and Restated Credit Agreement dated September 17, 2009, between Resolute Aneth, LLC, as Borrower, and Wachovia Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents, Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents and The Lenders Party Thereto.

99.1*	Press Release, dated September 22, 2009.

*	Filed herewith.